Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 1st day of January, 2012, by and among ZOLTEK COMPANIES, INC., a Missouri corporation having its chief executive office and principal place of business located at 3101 McKelvey Road, St. Louis, Missouri 63044 (“Parent”), ZOLTEK CORPORATION, a Missouri corporation, ENGINEERING TECHNOLOGY CORPORATION, a Missouri corporation, and ZOLTEK PROPERTIES, INC., a Missouri corporation, (individually and collectively hereinafter “Borrowers”; all references to “Borrowers” or “Borrower” shall mean each and all of the Borrowers) and BMO HARRIS BANK N.A., successor-by-merger to M&I Marshall & Ilsley Bank (the “Bank”), with an office at 13205 Manchester Road, St. Louis, Missouri 63131.

W I T N E S S E T H:

WHEREAS, Bank and Borrowers are parties to that certain Credit Agreement dated as of May 11, 2001, as amended by that certain First Amendment to Credit Agreement dated as of February 13, 2003, by that certain Second Amendment to Credit Agreement dated as of January 13, 2004, by that certain Third Amendment to Credit Agreement dated as of December 21, 2006, and by that certain Fourth Amendment to Credit Agreement dated as of January 1, 2011 (as amended, the “Agreement”); and

WHEREAS, Bank and Borrowers desire to amend the Agreement upon and subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the covenants, promises and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

1.	Amendments to the Agreement.

(a)      The definition of “Revolving Loan Maturity Date,” as set forth in Section 1.01 of the Credit Agreement (Certain Defined Terms), is hereby deleted in its entirety and replaced with the following:

Revolving Loan Maturity Date – March 1, 2012.

(b)      Section 8.01 of the Agreement (Notices) is hereby amended to modify the notice information for the Bank to read as follows:

If to the Bank:

BMO Harris Bank N.A.
13205 Manchester Road
St. Louis, Missouri  63131
Attention:  Stephen Mueller
Telecopy No.:  (314) 543-3377

and with a copy to:

Armstrong Teasdale LLP
7700 Forsyth Boulevard
St. Louis, Missouri  63105
Attention:  John J. O’Brien
Telecopy No.:  (314) 621-5065

2.           Conditions To Execution Of This Amendment.  Any provision contained herein or in the Agreement to the contrary notwithstanding, Bank’s execution of this Amendment is subject to the following:

(a)      Bank shall have first received a certified copy of the resolutions of each Borrower, duly adopted and authorizing the execution, delivery and performance of this Amendment in accordance with its terms;

(b)      All representations and warranties made in the Agreement and herein shall be true and correct in all material respects as of the date hereof and, by execution of this Amendment, each Borrower hereby certifies same to Bank;

(c)      After giving effect to this Amendment, no Borrower shall have defaulted, or taken or failed to take any action which, unless corrected, would give rise to a default on any of its obligations to Bank;

(d)      After giving effect to this Amendment, no action or omission exists as of the date hereof which constitutes, or which, with the passage of time, would constitute a Default or Event of Default;

(e)      Each Borrower shall be in compliance with all covenants of the Agreement, as amended;

(f)      All documents and filings necessary to maintain and perfect Bank’s security interest in the personal property collateral provided for in the Loan Documents shall be in full force and effect, and all actions necessary to maintain and perfect the same shall have been taken;

(g)      No material adverse change in the financial condition of the Borrowers taken as a whole shall have occurred since December 31, 2010, except as set forth in the financial statements of Parent provided to Bank;

(h)      Bank shall have received the following documents, duly executed and delivered by all parties thereto, and otherwise reasonably satisfactory in form and content to Bank and its counsel:

(i)	A Secretary’s Certificate from each Borrower; and

(ii)	A good standing certificate from the Secretary of State of the organizational State of each Borrower.

(i)           No pending or threatened litigation or other proceeding or investigation shall exist which could reasonably be expected to have a material adverse effect on the prospects, operation or financial condition of the Borrowers taken as a whole; and

(j)           The Borrowers shall pay the costs and expenses of Bank (including reasonable attorneys’ fees and expenses) in connection with the negotiation, preparation, execution and delivery of this Amendment and all other matters herein provided for or required in connection with this Amendment.

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3.           Representations and Warranties.  The Borrowers hereby represent and warrant to Bank that:

(a)      All representations and warranties made by the Borrowers in the Agreement are true and correct in all material respects as if they had been made on the date hereof.

(b)      No Default or Event of Default exists within the meaning of the Agreement.

(c)      The officers of the Borrowers executing this Amendment shall be fully authorized to do so, and all corporate actions necessary or proper to authorize the execution of this Amendment have been duly done, taken and performed.  No consent, authorization or approval of any other Person is necessary for the due execution and delivery by any Borrower of this Amendment and the performance by any Borrower of the terms hereof and thereof.  This Amendment is executed and delivered in accordance with any laws and regulations applicable hereto and thereto, and is the legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms.

(d)      The execution, delivery, and performance, in accordance with its terms, of this Amendment will not violate any provision of any Borrower’s organizational documents, any law, or any applicable judgment or regulation of any court or of any public or governmental agency, officer, or authority, and will not conflict with, result in a breach of or default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of any Borrower (except for the security interest created by the Loan Documents) under any indenture, mortgage, contract, deed of trust, or other agreement to which any Borrower is a party or by which any Borrower or any of its properties or assets is or may be bound.

4.           Entire Agreement.  This Amendment and the Agreement embody the entire agreement between the parties respecting the subject matter hereof and supersede all prior agreements, proposals, communications and understandings relating to such subject matter.  The terms of the Amendment shall be considered a part of the Agreement as if fully set forth therein.

5.           Miscellaneous.  This Amendment shall be binding upon the Borrowers and their respective successors and the Bank and its successors and assigns.  The Section headings are furnished for the convenience of the parties and are not to be considered in the construction or interpretation of this Amendment or the Agreement.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.  Capitalized terms not defined herein shall have the meanings set forth in the Agreement.  This Agreement shall be a contract made under and governed by the laws of the State of Missouri applicable to contracts made and to be performed entirely within such State.

6.           No Other Amendments.  In case of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment control.  Except as expressly set forth in this Amendment, the terms of the Agreement remain unchanged and in full force and effect.  The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:  "ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED, THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT."

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BORROWERS:

ZOLTEK COMPANIES, INC.

By: /s/Zsolt Rumy
Name:  Zsolt Rumy
Title:    CEO

ZOLTEK CORPORATION

By: /s/Zsolt Rumy
Name:  Zsolt Rumy
Title:    CEO

ENGINEERING TECHNOLOGY CORPORATION

By: /s/Zsolt Rumy
Name:  Zsolt Rumy
Title:    CEO

ZOLTEK PROPERTIES, INC.

By: /s/Zsolt Rumy
Name:  Zsolt Rumy
Title:    CEO

BANK:

BMO HARRIS BANK N.A.

By: /s/Stephen A. Mueller
Name: Stephen A. Mueller
Title:   Assistant Vice President

By: /s/Susan L. Bentele
Name: Susan L. Bentele
Title:   SVP

Signature page to Fifth Amendment to Credit Agreement

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SECRETARY’S CERTIFICATE

Zoltek Companies, Inc.

I, Andrew Whipple, being the duly elected and acting Secretary of Zoltek Companies, Inc., a Missouri corporation (the “Company”), pursuant to the Fifth Amendment to Credit Agreement of even date herewith (the “Amendment”) by and between the Company and BMO Harris Bank N.A., do hereby certify as follows:

1.
There have been no amendments to the Articles of Incorporation or Bylaws of the Company since December 21, 2006, and the copies of the Articles of Incorporation and Bylaws of the Company delivered with the Secretary’s Certificate dated December 21, 2006 remain true, complete and correct.

2.
Attached hereto as Exhibit A is a true and complete copy of the Resolutions that were duly adopted by the Board of Directors of the Company to be effective as of January 1, 2012 authorizing the Amendment and all transactions incident thereto, and that the Resolutions have not been rescinded and are presently in full force and effect.

2.	The person named below is duly elected, qualified and serving in the position set forth opposite such person’s name and that the signature set forth below is such person’s true and genuine signature.

Name	Position	Signature
Zsolt Rumy	CEO	/s/ Zsolt Rumy
Andrew Whipple	CFO	/s/Andrew Whipple

IN WITNESS WHEREOF, the undersigned has hereto executed this certificate as of the 1st day of January, 2012.

/s/ Andrew Whipple
Andrew Whipple, Secretary

Fifth Amendment to Credit Agreement

           WHEREAS, the Company is party to that certain Credit Agreement dated as of May 11, 2001, as amended by that certain First Amendment to Credit Agreement dated as of February 13, 2003, by that certain Second Amendment to Credit Agreement dated as of January 13, 2004, by that certain Third Amendment to Credit Agreement dated as of December 21, 2006, and by the certain Fourth Amendment to Credit Agreement dated as of January 1, 2011 (as amended, the “Credit Agreement”), by and among Zoltek Companies, Inc., Zoltek Corporation, Engineering Technology Corporation, and Zoltek Properties, Inc. (collectively, the “Borrowers”), and BMO Harris Bank N.A., successor-by-merger to M&I Marshall & Ilsley Bank (the “Bank”), and other related agreements, documents and instruments, which provided for the Bank to lend to the Borrowers in the form of revolving credit loans; and

           WHEREAS, the Board of Directors has determined that it is advisable and in the best interest of the Company to amend the Credit Agreement and has presented to the Board a Fifth Amendment to Credit Agreement by and among the Borrowers and the Bank, and other related agreements, documents and instruments, pursuant to which, among other things, the Credit Agreement will be amended to extend the Revolving Loan Maturity Date to March 1, 2012.

           NOW, THEREFORE, BE IT RESOLVED, that the Fifth Amendment to Credit Agreement and each other related agreement, document or instrument referenced or contemplated therein, and any collateral or security documents required to be executed by any one or more of the Borrowers in connection therewith are hereby authorized and approved in all respects, including all of the terms, provisions, conditions, agreements, covenants, representations and warranties contained therein; and be it

           FURTHER RESOLVED, that, in connection with the foregoing resolutions, any of the President and Chief Executive Officer, the Chief Financial Officer and Secretary, or any Vice President, and each of them acting alone (the “Authorized Officers”), are hereby authorized and empowered for and in behalf and in the name of the Company:

                      (a)           to borrow money and obtain other financial accommodations in any form from Bank and/or any assignee of Bank in the amounts set forth above, for such periods of time and upon such terms and conditions as such officer(s) may deem desirable, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such notes, credit agreements, loan agreements, drafts, acceptances and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (b)           to guarantee to Bank and/or any assignee of Bank the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank, whether now existing or hereafter incurred or arising, upon such terms and conditions as Bank and/or any assignee of Bank may require, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such guaranties and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (c)           to pledge with, or assign, endorse, negotiate and guarantee to, Bank and/or any assignee of Bank and/or any agent for Bank or to grant to Bank and/or any assignee of Bank and/or any agent for Bank a lien, mortgage, deed of trust or other encumbrance upon or a security interest in, such present and future assets and property of the Company, real or personal, tangible or intangible, or any interest therein, as may now or hereafter be required by Bank and/or any assignee of Bank and/or any agent for Bank, including, without limitation, present and future accounts, accounts receivable, contract rights, instruments, documents, chattel paper, notes, stocks, bonds, certificates of deposit, bills of lading, warehouse receipts, insurance policies, inventory, machinery, equipment, furniture, furnishings, fixtures, real estate, improvements and general intangibles, as security for any and all indebtedness, liabilities and obligations of the Company or any other individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank and/or any agent for Bank, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank such pledge agreements, security agreements, mortgages, deeds of trust, assignments, agreements of pledge, hypothecation agreements and financing statements and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank and/or any agent for Bank may from time to time require in connection therewith;

                      (d)           to subordinate the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Company, whether now existing or hereafter incurred or arising, to the payment and performance of any and all indebtedness, liabilities and obligations of such individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank, whether now existing or hereafter incurred or arising, upon such terms and conditions as Bank and/or any assignee of Bank may require, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such subordination agreements and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (e)           to withdraw from Bank and/or any assignee of Bank and/or any agent for Bank and give receipts therefor, and to authorize and request Bank and/or any assignee of Bank and/or any agent for Bank to sell and deliver for the account of the Company, any of the assets and property of the Company at any time pledged, assigned or endorsed to Bank and/or any assignee of Bank and/or any agent for Bank or upon which Bank and/or any assignee of Bank and/or any agent for Bank has a lien, mortgage, deed of trust, security interest or other encumbrance;

                      (f)           from time to time to amend, modify, restructure, supplement, extend, renew or terminate any arrangements or agreements with Bank and/or any assignee of Bank and/or any agent for Bank upon such terms and conditions as such officer(s) of the Company may deem desirable, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank such agreements, documents, instruments and certificates as Bank and/or any assignee of Bank and/or any agent for Bank may from time to time require in connection therewith; and

                      (g)           to take any and all other actions and execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank any and all other agreements, documents, instruments and certificates (including, without limitation,  borrowing notices, borrowing requests, borrowing base certificates, collateral reports and compliance certificates) as may be necessary or appropriate to consummate the transactions authorized by these resolutions and to perform all of the terms, provisions and conditions of each of the agreements, documents, instruments and certificates referred to in these resolutions; and be it

           FURTHER RESOLVED, that the execution by any such officer(s) of the Company of any agreement, document, instrument or certificate referred to in these resolutions shall be prima facie evidence and proof of the approval thereof and of all of the terms, provisions and conditions contained therein and that any and all acts and things which any such officer(s) of the Company may do or perform in conformity with the powers conferred upon them by these resolutions are hereby expressly authorized, approved, ratified and confirmed; and be it

           FURTHER RESOLVED, that the Secretary and each other officer of the Company be, and hereby is, authorized and empowered to certify to Bank and/or any assignee of Bank and/or any agent for Bank the names of the present officers of the Company and the offices, respectively, held by them, together with specimens of their signatures, and in case of any change of any office holder, the fact of such change and the name of any new officer together with a specimen of his or her signature; and Bank and any assignee of Bank and any agent for Bank are hereby authorized to honor any instrument signed by any new officer or officers in respect of whom it has received any such certificate or certificates, with the same force and effect as if said officer or officers were named in the foregoing resolutions; and be it

           FURTHER RESOLVED, that Bank and any assignee of Bank and any agent for Bank shall be indemnified and held harmless by the Company from and against any and all damages, losses, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Bank and/or any assignee of Bank and/or any agent for Bank in acting pursuant to these resolutions, and until Bank, each assignee of Bank and each agent for Bank has actually received notice in writing from the Secretary or any other officer of the Company of any change in these resolutions, Bank, each assignee of Bank and each agent for Bank is authorized to act in pursuance hereof.

SECRETARY’S CERTIFICATE

Zoltek Corporation

I, Andrew Whipple, being the duly elected and acting Secretary of Zoltek Corporation, a Missouri corporation (the “Company”), pursuant to the Fifth Amendment to Credit Agreement of even date herewith (the “Amendment”) by and between the Company and BMO Harris Bank N.A., do hereby certify as follows:

1.
There have been no amendments to the Articles of Incorporation or Bylaws of the Company since December 21, 2006, and the copies of the Articles of Incorporation and Bylaws of the Company delivered with the Secretary’s Certificate dated December 21, 2006 remain true, complete and correct.

2.
Attached hereto as Exhibit A is a true and complete copy of the Resolutions that were duly adopted by the Board of Directors of the Company to be effective as of January 1, 2012 authorizing the Amendment and all transactions incident thereto, and that the Resolutions have not been rescinded and are presently in full force and effect.

2.	The person named below is duly elected, qualified and serving in the position set forth opposite such person’s name and that the signature set forth below is such person’s true and genuine signature.

Name	Position	Signature
Zsolt Rumy	CEO	/s/ Zsolt Rumy
Andrew Whipple	CFO	/s/Andrew Whipple

IN WITNESS WHEREOF, the undersigned has hereto executed this certificate as of the 1st day of January, 2012.

/s/ Andrew Whipple
Andrew Whipple, Secretary

Fifth Amendment to Credit Agreement

           WHEREAS, the Company is party to that certain Credit Agreement dated as of May 11, 2001, as amended by that certain First Amendment to Credit Agreement dated as of February 13, 2003, by that certain Second Amendment to Credit Agreement dated as of January 13, 2004, by that certain Third Amendment to Credit Agreement dated as of December 21, 2006, and by the certain Fourth Amendment to Credit Agreement dated as of January 1, 2011 (as amended, the “Credit Agreement”), by and among Zoltek Companies, Inc., Zoltek Corporation, Engineering Technology Corporation, and Zoltek Properties, Inc. (collectively, the “Borrowers”), and BMO Harris Bank N.A., successor-by-merger to M&I Marshall & Ilsley Bank (the “Bank”), and other related agreements, documents and instruments, which provided for the Bank to lend to the Borrowers in the form of revolving credit loans; and

           WHEREAS, the Board of Directors has determined that it is advisable and in the best interest of the Company to amend the Credit Agreement and has presented to the Board a Fifth Amendment to Credit Agreement by and among the Borrowers and the Bank, and other related agreements, documents and instruments, pursuant to which, among other things, the Credit Agreement will be amended to extend the Revolving Loan Maturity Date to March 1, 2012.

           NOW, THEREFORE, BE IT RESOLVED, that the Fifth Amendment to Credit Agreement and each other related agreement, document or instrument referenced or contemplated therein, and any collateral or security documents required to be executed by any one or more of the Borrowers in connection therewith are hereby authorized and approved in all respects, including all of the terms, provisions, conditions, agreements, covenants, representations and warranties contained therein; and be it

           FURTHER RESOLVED, that, in connection with the foregoing resolutions, any of the President and Chief Executive Officer, the Chief Financial Officer and Secretary, or any Vice President, and each of them acting alone (the “Authorized Officers”), are hereby authorized and empowered for and in behalf and in the name of the Company:

                      (a)           to borrow money and obtain other financial accommodations in any form from Bank and/or any assignee of Bank in the amounts set forth above, for such periods of time and upon such terms and conditions as such officer(s) may deem desirable, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such notes, credit agreements, loan agreements, drafts, acceptances and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (b)           to guarantee to Bank and/or any assignee of Bank the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank, whether now existing or hereafter incurred or arising, upon such terms and conditions as Bank and/or any assignee of Bank may require, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such guaranties and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (c)           to pledge with, or assign, endorse, negotiate and guarantee to, Bank and/or any assignee of Bank and/or any agent for Bank or to grant to Bank and/or any assignee of Bank and/or any agent for Bank a lien, mortgage, deed of trust or other encumbrance upon or a security interest in, such present and future assets and property of the Company, real or personal, tangible or intangible, or any interest therein, as may now or hereafter be required by Bank and/or any assignee of Bank and/or any agent for Bank, including, without limitation, present and future accounts, accounts receivable, contract rights, instruments, documents, chattel paper, notes, stocks, bonds, certificates of deposit, bills of lading, warehouse receipts, insurance policies, inventory, machinery, equipment, furniture, furnishings, fixtures, real estate, improvements and general intangibles, as security for any and all indebtedness, liabilities and obligations of the Company or any other individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank and/or any agent for Bank, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank such pledge agreements, security agreements, mortgages, deeds of trust, assignments, agreements of pledge, hypothecation agreements and financing statements and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank and/or any agent for Bank may from time to time require in connection therewith;

                      (d)           to subordinate the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Company, whether now existing or hereafter incurred or arising, to the payment and performance of any and all indebtedness, liabilities and obligations of such individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank, whether now existing or hereafter incurred or arising, upon such terms and conditions as Bank and/or any assignee of Bank may require, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such subordination agreements and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (e)           to withdraw from Bank and/or any assignee of Bank and/or any agent for Bank and give receipts therefor, and to authorize and request Bank and/or any assignee of Bank and/or any agent for Bank to sell and deliver for the account of the Company, any of the assets and property of the Company at any time pledged, assigned or endorsed to Bank and/or any assignee of Bank and/or any agent for Bank or upon which Bank and/or any assignee of Bank and/or any agent for Bank has a lien, mortgage, deed of trust, security interest or other encumbrance;

                      (f)           from time to time to amend, modify, restructure, supplement, extend, renew or terminate any arrangements or agreements with Bank and/or any assignee of Bank and/or any agent for Bank upon such terms and conditions as such officer(s) of the Company may deem desirable, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank such agreements, documents, instruments and certificates as Bank and/or any assignee of Bank and/or any agent for Bank may from time to time require in connection therewith; and

                      (g)           to take any and all other actions and execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank any and all other agreements, documents, instruments and certificates (including, without limitation,  borrowing notices, borrowing requests, borrowing base certificates, collateral reports and compliance certificates) as may be necessary or appropriate to consummate the transactions authorized by these resolutions and to perform all of the terms, provisions and conditions of each of the agreements, documents, instruments and certificates referred to in these resolutions; and be it

           FURTHER RESOLVED, that the execution by any such officer(s) of the Company of any agreement, document, instrument or certificate referred to in these resolutions shall be prima facie evidence and proof of the approval thereof and of all of the terms, provisions and conditions contained therein and that any and all acts and things which any such officer(s) of the Company may do or perform in conformity with the powers conferred upon them by these resolutions are hereby expressly authorized, approved, ratified and confirmed; and be it

           FURTHER RESOLVED, that the Secretary and each other officer of the Company be, and hereby is, authorized and empowered to certify to Bank and/or any assignee of Bank and/or any agent for Bank the names of the present officers of the Company and the offices, respectively, held by them, together with specimens of their signatures, and in case of any change of any office holder, the fact of such change and the name of any new officer together with a specimen of his or her signature; and Bank and any assignee of Bank and any agent for Bank are hereby authorized to honor any instrument signed by any new officer or officers in respect of whom it has received any such certificate or certificates, with the same force and effect as if said officer or officers were named in the foregoing resolutions; and be it

           FURTHER RESOLVED, that Bank and any assignee of Bank and any agent for Bank shall be indemnified and held harmless by the Company from and against any and all damages, losses, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Bank and/or any assignee of Bank and/or any agent for Bank in acting pursuant to these resolutions, and until Bank, each assignee of Bank and each agent for Bank has actually received notice in writing from the Secretary or any other officer of the Company of any change in these resolutions, Bank, each assignee of Bank and each agent for Bank is authorized to act in pursuance hereof.

SECRETARY’S CERTIFICATE

Zoltek Properties, Inc.

I, Andrew Whipple, being the duly elected and acting Secretary of Zoltek Properties, Inc., a Missouri corporation (the “Company”), pursuant to the Fifth Amendment to Credit Agreement of even date herewith (the “Amendment”) by and between the Company and BMO Harris Bank N.A., do hereby certify as follows:

1.
There have been no amendments to the Articles of Incorporation or Bylaws of the Company since December 21, 2006, and the copies of the Articles of Incorporation and Bylaws of the Company delivered with the Secretary’s Certificate dated December 21, 2006 remain true, complete and correct.

2.
Attached hereto as Exhibit A is a true and complete copy of the Resolutions that were duly adopted by the Board of Directors of the Company to be effective as of January 1, 2012 authorizing the Amendment and all transactions incident thereto, and that the Resolutions have not been rescinded and are presently in full force and effect.

2.	The person named below is duly elected, qualified and serving in the position set forth opposite such person’s name and that the signature set forth below is such person’s true and genuine signature.

Name	Position	Signature
Zsolt Rumy	CEO	/s/ Zsolt Rumy
Andrew Whipple	CFO	/s/Andrew Whipple

IN WITNESS WHEREOF, the undersigned has hereto executed this certificate as of the 1st day of January, 2012.

/s/ Andrew Whipple
Andrew Whipple, Secretary

Fifth Amendment to Credit Agreement

           WHEREAS, the Company is party to that certain Credit Agreement dated as of May 11, 2001, as amended by that certain First Amendment to Credit Agreement dated as of February 13, 2003, by that certain Second Amendment to Credit Agreement dated as of January 13, 2004, by that certain Third Amendment to Credit Agreement dated as of December 21, 2006, and by the certain Fourth Amendment to Credit Agreement dated as of January 1, 2011 (as amended, the “Credit Agreement”), by and among Zoltek Companies, Inc., Zoltek Corporation, Engineering Technology Corporation, and Zoltek Properties, Inc. (collectively, the “Borrowers”), and BMO Harris Bank N.A., successor-by-merger to M&I Marshall & Ilsley Bank (the “Bank”), and other related agreements, documents and instruments, which provided for the Bank to lend to the Borrowers in the form of revolving credit loans; and

           WHEREAS, the Board of Directors has determined that it is advisable and in the best interest of the Company to amend the Credit Agreement and has presented to the Board a Fifth Amendment to Credit Agreement by and among the Borrowers and the Bank, and other related agreements, documents and instruments, pursuant to which, among other things, the Credit Agreement will be amended to extend the Revolving Loan Maturity Date to March 1, 2012.

           NOW, THEREFORE, BE IT RESOLVED, that the Fifth Amendment to Credit Agreement and each other related agreement, document or instrument referenced or contemplated therein, and any collateral or security documents required to be executed by any one or more of the Borrowers in connection therewith are hereby authorized and approved in all respects, including all of the terms, provisions, conditions, agreements, covenants, representations and warranties contained therein; and be it

           FURTHER RESOLVED, that, in connection with the foregoing resolutions, any of the President and Chief Executive Officer, the Chief Financial Officer and Secretary, or any Vice President, and each of them acting alone (the “Authorized Officers”), are hereby authorized and empowered for and in behalf and in the name of the Company:

                      (a)           to borrow money and obtain other financial accommodations in any form from Bank and/or any assignee of Bank in the amounts set forth above, for such periods of time and upon such terms and conditions as such officer(s) may deem desirable, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such notes, credit agreements, loan agreements, drafts, acceptances and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (b)           to guarantee to Bank and/or any assignee of Bank the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank, whether now existing or hereafter incurred or arising, upon such terms and conditions as Bank and/or any assignee of Bank may require, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such guaranties and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (c)           to pledge with, or assign, endorse, negotiate and guarantee to, Bank and/or any assignee of Bank and/or any agent for Bank or to grant to Bank and/or any assignee of Bank and/or any agent for Bank a lien, mortgage, deed of trust or other encumbrance upon or a security interest in, such present and future assets and property of the Company, real or personal, tangible or intangible, or any interest therein, as may now or hereafter be required by Bank and/or any assignee of Bank and/or any agent for Bank, including, without limitation, present and future accounts, accounts receivable, contract rights, instruments, documents, chattel paper, notes, stocks, bonds, certificates of deposit, bills of lading, warehouse receipts, insurance policies, inventory, machinery, equipment, furniture, furnishings, fixtures, real estate, improvements and general intangibles, as security for any and all indebtedness, liabilities and obligations of the Company or any other individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank and/or any agent for Bank, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank such pledge agreements, security agreements, mortgages, deeds of trust, assignments, agreements of pledge, hypothecation agreements and financing statements and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank and/or any agent for Bank may from time to time require in connection therewith;

                      (d)           to subordinate the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Company, whether now existing or hereafter incurred or arising, to the payment and performance of any and all indebtedness, liabilities and obligations of such individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank, whether now existing or hereafter incurred or arising, upon such terms and conditions as Bank and/or any assignee of Bank may require, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such subordination agreements and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (e)           to withdraw from Bank and/or any assignee of Bank and/or any agent for Bank and give receipts therefor, and to authorize and request Bank and/or any assignee of Bank and/or any agent for Bank to sell and deliver for the account of the Company, any of the assets and property of the Company at any time pledged, assigned or endorsed to Bank and/or any assignee of Bank and/or any agent for Bank or upon which Bank and/or any assignee of Bank and/or any agent for Bank has a lien, mortgage, deed of trust, security interest or other encumbrance;

                      (f)           from time to time to amend, modify, restructure, supplement, extend, renew or terminate any arrangements or agreements with Bank and/or any assignee of Bank and/or any agent for Bank upon such terms and conditions as such officer(s) of the Company may deem desirable, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank such agreements, documents, instruments and certificates as Bank and/or any assignee of Bank and/or any agent for Bank may from time to time require in connection therewith; and

                      (g)           to take any and all other actions and execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank any and all other agreements, documents, instruments and certificates (including, without limitation,  borrowing notices, borrowing requests, borrowing base certificates, collateral reports and compliance certificates) as may be necessary or appropriate to consummate the transactions authorized by these resolutions and to perform all of the terms, provisions and conditions of each of the agreements, documents, instruments and certificates referred to in these resolutions; and be it

           FURTHER RESOLVED, that the execution by any such officer(s) of the Company of any agreement, document, instrument or certificate referred to in these resolutions shall be prima facie evidence and proof of the approval thereof and of all of the terms, provisions and conditions contained therein and that any and all acts and things which any such officer(s) of the Company may do or perform in conformity with the powers conferred upon them by these resolutions are hereby expressly authorized, approved, ratified and confirmed; and be it

           FURTHER RESOLVED, that the Secretary and each other officer of the Company be, and hereby is, authorized and empowered to certify to Bank and/or any assignee of Bank and/or any agent for Bank the names of the present officers of the Company and the offices, respectively, held by them, together with specimens of their signatures, and in case of any change of any office holder, the fact of such change and the name of any new officer together with a specimen of his or her signature; and Bank and any assignee of Bank and any agent for Bank are hereby authorized to honor any instrument signed by any new officer or officers in respect of whom it has received any such certificate or certificates, with the same force and effect as if said officer or officers were named in the foregoing resolutions; and be it

           FURTHER RESOLVED, that Bank and any assignee of Bank and any agent for Bank shall be indemnified and held harmless by the Company from and against any and all damages, losses, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Bank and/or any assignee of Bank and/or any agent for Bank in acting pursuant to these resolutions, and until Bank, each assignee of Bank and each agent for Bank has actually received notice in writing from the Secretary or any other officer of the Company of any change in these resolutions, Bank, each assignee of Bank and each agent for Bank is authorized to act in pursuance hereof.

SECRETARY’S CERTIFICATE

Engineering Technology Corporation

I, Andrew Whipple, being the duly elected and acting Secretary of Engineering Technology Corporation, a Missouri corporation (the “Company”), pursuant to the Fifth Amendment to Credit Agreement of even date herewith (the “Amendment”) by and between the Company and BMO Harris Bank N.A., do hereby certify as follows:

1.
There have been no amendments to the Articles of Incorporation or Bylaws of the Company since December 21, 2006, and the copies of the Articles of Incorporation and Bylaws of the Company delivered with the Secretary’s Certificate dated December 21, 2006 remain true, complete and correct.

2.
Attached hereto as Exhibit A is a true and complete copy of the Resolutions that were duly adopted by the Board of Directors of the Company to be effective as of January 1, 2012 authorizing the Amendment and all transactions incident thereto, and that the Resolutions have not been rescinded and are presently in full force and effect.

2.	The person named below is duly elected, qualified and serving in the position set forth opposite such person’s name and that the signature set forth below is such person’s true and genuine signature.

Name	Position	Signature
Zsolt Rumy	CEO	/s/ Zsolt Rumy
Andrew Whipple	CFO	/s/Andrew Whipple

IN WITNESS WHEREOF, the undersigned has hereto executed this certificate as of the 1st day of January, 2012.

/s/ Andrew Whipple
Andrew Whipple, Secretary

Fifth Amendment to Credit Agreement

           WHEREAS, the Company is party to that certain Credit Agreement dated as of May 11, 2001, as amended by that certain First Amendment to Credit Agreement dated as of February 13, 2003, by that certain Second Amendment to Credit Agreement dated as of January 13, 2004, by that certain Third Amendment to Credit Agreement dated as of December 21, 2006, and by the certain Fourth Amendment to Credit Agreement dated as of January 1, 2011 (as amended, the “Credit Agreement”), by and among Zoltek Companies, Inc., Zoltek Corporation, Engineering Technology Corporation, and Zoltek Properties, Inc. (collectively, the “Borrowers”), and BMO Harris Bank N.A., successor-by-merger to M&I Marshall & Ilsley Bank (the “Bank”), and other related agreements, documents and instruments, which provided for the Bank to lend to the Borrowers in the form of revolving credit loans; and

           WHEREAS, the Board of Directors has determined that it is advisable and in the best interest of the Company to amend the Credit Agreement and has presented to the Board a Fifth Amendment to Credit Agreement by and among the Borrowers and the Bank, and other related agreements, documents and instruments, pursuant to which, among other things, the Credit Agreement will be amended to extend the Revolving Loan Maturity Date to March 1, 2012.

           NOW, THEREFORE, BE IT RESOLVED, that the Fifth Amendment to Credit Agreement and each other related agreement, document or instrument referenced or contemplated therein, and any collateral or security documents required to be executed by any one or more of the Borrowers in connection therewith are hereby authorized and approved in all respects, including all of the terms, provisions, conditions, agreements, covenants, representations and warranties contained therein; and be it

           FURTHER RESOLVED, that, in connection with the foregoing resolutions, any of the President and Chief Executive Officer, the Chief Financial Officer and Secretary, or any Vice President, and each of them acting alone (the “Authorized Officers”), are hereby authorized and empowered for and in behalf and in the name of the Company:

                      (a)           to borrow money and obtain other financial accommodations in any form from Bank and/or any assignee of Bank in the amounts set forth above, for such periods of time and upon such terms and conditions as such officer(s) may deem desirable, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such notes, credit agreements, loan agreements, drafts, acceptances and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (b)           to guarantee to Bank and/or any assignee of Bank the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank, whether now existing or hereafter incurred or arising, upon such terms and conditions as Bank and/or any assignee of Bank may require, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such guaranties and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (c)           to pledge with, or assign, endorse, negotiate and guarantee to, Bank and/or any assignee of Bank and/or any agent for Bank or to grant to Bank and/or any assignee of Bank and/or any agent for Bank a lien, mortgage, deed of trust or other encumbrance upon or a security interest in, such present and future assets and property of the Company, real or personal, tangible or intangible, or any interest therein, as may now or hereafter be required by Bank and/or any assignee of Bank and/or any agent for Bank, including, without limitation, present and future accounts, accounts receivable, contract rights, instruments, documents, chattel paper, notes, stocks, bonds, certificates of deposit, bills of lading, warehouse receipts, insurance policies, inventory, machinery, equipment, furniture, furnishings, fixtures, real estate, improvements and general intangibles, as security for any and all indebtedness, liabilities and obligations of the Company or any other individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank and/or any agent for Bank, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank such pledge agreements, security agreements, mortgages, deeds of trust, assignments, agreements of pledge, hypothecation agreements and financing statements and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank and/or any agent for Bank may from time to time require in connection therewith;

                      (d)           to subordinate the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Company, whether now existing or hereafter incurred or arising, to the payment and performance of any and all indebtedness, liabilities and obligations of such individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to Bank and/or any assignee of Bank, whether now existing or hereafter incurred or arising, upon such terms and conditions as Bank and/or any assignee of Bank may require, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank such subordination agreements and such other agreements, documents, instruments and certificates as Bank and/or any assignee of Bank may from time to time require in connection therewith;

                      (e)           to withdraw from Bank and/or any assignee of Bank and/or any agent for Bank and give receipts therefor, and to authorize and request Bank and/or any assignee of Bank and/or any agent for Bank to sell and deliver for the account of the Company, any of the assets and property of the Company at any time pledged, assigned or endorsed to Bank and/or any assignee of Bank and/or any agent for Bank or upon which Bank and/or any assignee of Bank and/or any agent for Bank has a lien, mortgage, deed of trust, security interest or other encumbrance;

                      (f)           from time to time to amend, modify, restructure, supplement, extend, renew or terminate any arrangements or agreements with Bank and/or any assignee of Bank and/or any agent for Bank upon such terms and conditions as such officer(s) of the Company may deem desirable, and to negotiate, enter into, execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank such agreements, documents, instruments and certificates as Bank and/or any assignee of Bank and/or any agent for Bank may from time to time require in connection therewith; and

                      (g)           to take any and all other actions and execute, perform and deliver to Bank and/or any assignee of Bank and/or any agent for Bank any and all other agreements, documents, instruments and certificates (including, without limitation,  borrowing notices, borrowing requests, borrowing base certificates, collateral reports and compliance certificates) as may be necessary or appropriate to consummate the transactions authorized by these resolutions and to perform all of the terms, provisions and conditions of each of the agreements, documents, instruments and certificates referred to in these resolutions; and be it

           FURTHER RESOLVED, that the execution by any such officer(s) of the Company of any agreement, document, instrument or certificate referred to in these resolutions shall be prima facie evidence and proof of the approval thereof and of all of the terms, provisions and conditions contained therein and that any and all acts and things which any such officer(s) of the Company may do or perform in conformity with the powers conferred upon them by these resolutions are hereby expressly authorized, approved, ratified and confirmed; and be it

           FURTHER RESOLVED, that the Secretary and each other officer of the Company be, and hereby is, authorized and empowered to certify to Bank and/or any assignee of Bank and/or any agent for Bank the names of the present officers of the Company and the offices, respectively, held by them, together with specimens of their signatures, and in case of any change of any office holder, the fact of such change and the name of any new officer together with a specimen of his or her signature; and Bank and any assignee of Bank and any agent for Bank are hereby authorized to honor any instrument signed by any new officer or officers in respect of whom it has received any such certificate or certificates, with the same force and effect as if said officer or officers were named in the foregoing resolutions; and be it

           FURTHER RESOLVED, that Bank and any assignee of Bank and any agent for Bank shall be indemnified and held harmless by the Company from and against any and all damages, losses, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by Bank and/or any assignee of Bank and/or any agent for Bank in acting pursuant to these resolutions, and until Bank, each assignee of Bank and each agent for Bank has actually received notice in writing from the Secretary or any other officer of the Company of any change in these resolutions, Bank, each assignee of Bank and each agent for Bank is authorized to act in pursuance hereof.